SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2010

AFS SenSub Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-146701	88-0475154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

The Registrant, as Depositor, and AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), plan to cause AmeriCredit Automobile Receivables Trust 2010-B (the “Trust”), a newly formed issuing entity, to issue $36,800,000 Class A-1 0.37690% Asset Backed Notes (the “Class A-1 Notes”), $69,000,000 Class A-2 1.18% Asset Backed Notes (the “Class A-2 Notes”) and $94,200,000 Class A-3 2.49% Asset Backed Notes (the “Class A-3 Notes”, and collectively, the “Notes”) and an Asset Backed Certificate, on August 19, 2010. The Notes will be registered under the Registration Statement filed by the Registrant and AFS SenSub Corp. with the Securities and Exchange Commission under the file number 333-146701.

The Notes, which evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts secured by new and used automobiles, light duty trucks and vans financed thereby, will be sold to RBS Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of August 12, 2010 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub Corp. (or the Registrant), and RBS Securities Inc., as a representative of the Underwriters. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes. A form of the Underwriting Agreement was filed as an Exhibit to the Registration Statement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

1.1 Underwriting Agreement, dated as of August 12, 2010, among AmeriCredit, as Sponsor, AFS SenSub Corp., as Seller, and RBS Securities Inc., as a representative of the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2010-B

By:	AmeriCredit Financial Services, Inc., as Sponsor

By:	/S/ J. MICHAEL MAY
Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: August 13, 2010

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 12, 2010, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, and RBS Securities Inc., as a representative of the Underwriters.

4